EXHIBIT 32.2

ADVECO GROUP, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the the Quarterly Report of Adveco Group, Inc. (the Company) on Form 10-Q for the nine months ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Xuebing Ma, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2018	By:	/s/ Xuebing Ma
Xuebing Ma
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Xuebing Ma and will be retained by Adveco Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.